UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2015

CSS Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-2661	13-1920657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1845 Walnut Street, Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(215) 569-9900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 28, 2015, our Board of Directors ("Board") amended our bylaws to change the age limitation for service on our Board to 75 years of age. Prior to such amendment, the age limitation was 82 years of age for the director serving as Chairman of the Board and 77 years of age for all other directors. The foregoing description is qualified in its entirety by the text of the aforementioned amendment, which is filed herewith as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At our annual meeting of stockholders held on July 28, 2015 (the "Meeting"), the following matters were submitted to a vote of our stockholders: (1) election of a board of five directors; (2) a proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2016; and (3) a proposal to approve, on an advisory basis, the compensation paid to our named executive officers for the fiscal year ended March 31, 2015.

The election of directors was determined by a plurality of the votes cast at the Meeting. The table below reflects the results of the vote for each of the five nominees, each of whom was elected at the Meeting to serve on our board of directors until our 2016 annual meeting of stockholders and until the election and qualification of his or her successor.

Nominee Name	For	Withheld	Broker Non-Votes
Scott A. Beaumont	8,049,175	280,147	613,476
Robert E. Chappell	8,134,569	194,753	613,476
Elam M. Hitchner, III	8,055,536	273,786	613,476
Rebecca C. Matthias	8,019,115	310,207	613,476
Christopher J. Munyan	8,135,132	194,190	613,476

Our stockholders voted to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2016. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
8,897,910	40,412	4,476	—

Our stockholders voted to approve, on an advisory basis, the compensation paid to our named executive officers for the fiscal year ended March 31, 2015. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
8,243,586	48,848	36,887	613,477

Item 8.01 Other Events.

On July 28, 2015, our Board elected Rebecca C. Matthias as Chairman of our Board.

Item 9.01 Financial Statements and Exhibits

(d) The following Exhibits are filed herewith:

Exhibit No.	Description
3.1	Amendment to bylaws adopted July 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSS Industries, Inc.
(Registrant)

Date:	July 31, 2015	By:	/s/ William G. Kiesling
William G. Kiesling
Vice President–Legal and Licensing and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to bylaws adopted July 28, 2015.

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